Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	2/28/06	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,713	2,313	1,541	960	1,089	10,418
Investment securities, at market	2,534,261	2,364,563	2,325,075	2,239,384	2,217,754	2,208,803
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,595,974	2,426,876	2,386,616	2,300,344	2,278,843	2,279,221

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	7,959,006	7,959,006	8,968,061	8,968,061	8,968,061	8,830,983
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	29,459,006	29,459,006	30,468,061	30,468,061	30,468,061	30,330,983

TOTAL ASSETS	32,054,980	31,885,882	32,854,677	32,768,405	32,746,904	32,610,204

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted August 14, 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	2/28/06	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06
LIABILITIES:
Post-Petition debt (Sched. C)	35,861	22,483	35,595	56,403	54,787	48,619

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,192,175	138,178,797	138,191,909	138,212,717	138,211,101	138,204,933

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(1,096,399)	(1,252,119)	(296,436)	(403,516)	(423,401)	(553,933)

TOTAL SHAREHOLDERS EQUITY	(106,137,195)	(106,292,915)	(105,337,232)	(105,444,312)	(105,464,197)	(105,594,729)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,054,980	31,885,882	32,854,677	32,768,405	32,746,904	32,610,204

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	2/28/06	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06
REVENUE:
Net investment income	9,105	10,099	8,734	10,369	9,230	9,758
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	9,870

OPERATING EXPENSES:
Salaries and benefits	(7,605)	(7,605)	(7,605)	(7,422)	(7,346)	(6,618)
Board fees and expenses	0	0	0	(1,159)	0	0
Legal fees and expenses	(51,930)	(4,494)	(51,786)	(106,144)	(19,817)	(1,048)
Accounting fees and expenses	0	0	0	0	0	(1,940)
Insurance	0	(151,667)	0	0	0	0
Filing fees and expenses	(3,648)	(1,966)	(2,703)	(2,693)	(1,948)	(3,463)
Miscellaneous	(48)	(87)	(12)	(31)	(5)	(13)

NET OPERATING INCOME / LOSS	(54,126)	(155,720)	(53,372)	(107,080)	(19,886)	6,546

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	221,313	0	0	0	0	0
Equity in operating earnings of AIC	(631,135)	0	1,164,887	0	0	(103,867)
Equity in unrealized losses of securities of AIC	(176,049)	0	(155,832)	0	0	(33,211)

TOTAL OTHER INCOME (EXPENSE)	(585,871)	0	1,009,055	0	0	(137,078)

NET INCOME (LOSS)	(639,997)	(155,720)	955,683	(107,080)	(19,886)	(130,532)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	2/28/06	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06
CASH DIFFERENCE:
Current ending cash balance	1,713	2,313	1,541	960	1,089	10,418
Less ending prior month balance	(5,931)	(1,713)	(2,313)	(1,541)	(960)	(1,089)

NET CASH INCREASE (DECREASE)	(4,218)	600	(772)	(581)	129	9,329

SOURCES OF CASH:
Net income (loss)	(639,997)	(155,720)	955,683	(107,080)	(19,886)	(130,532)
Equity in earnings and unrealized losses of AIC	807,184	0	(1,009,055)	0	0	137,078

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	0	169,697	39,488	85,691	21,630	8,951
Increase in:
Post- petition debt	0	0	13,112	20,808	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	167,187	13,977	(772)	(581)	1,744	15,497

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	(163,545)	0	0	0	0	0
Decrease in:
Post- petition debt	(7,860)	(13,377)	0	0	(1,615)	(6,168)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(171,405)	(13,377)	0	0	(1,615)	(6,168)

NET CASH INCREASE (DECREASE)	(4,218)	600	(772)	(581)	129	9,329

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	2/28/06	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06
TRADE ACCOUNTS PAYABLE	35,861	22,483	35,595	56,403	54,787	48,619
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	35,861	22,483	35,595	56,403	54,787	48,619